Exhibit 99.1

Essa Pharma Inc. Announces Ex-Dividend Date and Nasdaq Due Bill Trading for Previously Announced Cash Distribution

SOUTH SAN FRANCISCO, USA AND VANCOUVER, CANADA, August 14, 2025 - ESSA Pharma Inc. (“ESSA,” or the “Company”) (NASDAQ: EPIX) today announced that, in connection with the Company’s recently announced return of capital distribution in the aggregate amount of US$80,000,000 (the “Distribution”) to the holders of common shares of the Company (“Common Shares” and the holders of such Common Shares, the “Shareholders”) as part of the discontinuance and winding-up of the business of the Company pursuant to the Company’s previously announced transaction with XenoTherapeutics, Inc. (“Xeno”), a non-profit biotechnology company, under which Xeno will acquire all of the issued and outstanding Common Shares (the “Transaction”), the Nasdaq Stock Market LLC (“Nasdaq”) has determined that the ex-dividend date for the Distribution will be August 25, 2025 (the “Ex-Dividend Date”), the first business day after the payment date. The Distribution is scheduled to be paid to Shareholders on August 22, 2025 and Shareholders will receive approximately $1.69 per Common Share in the Distribution (subject to applicable withholding).

Because the Distribution represents more than 25% of the price of the Common Shares, Nasdaq has determined that the Common Shares will trade with “due bills” representing an assignment of the right to receive the Distribution during the period from August 19, 2025 through and including August 25, 2025 (the “Due Bill Period”). Thus, the Common Shares will trade with this “due bill” and the assignment of the right to receive the Distribution during the Due Bill Period until the Ex-Dividend Date.

Shareholders who sell their Common Shares during the Due Bill Period will be selling their right to the Distribution, and such Shareholder will not be entitled to receive the Distribution (even if the trade will settle after the Due Bill Period). Persons who purchase Common Shares during the Due Bill Period will be entitled to receive the Distribution (even if the trade will settle after the Due Bill Period). Due bills obligate a Shareholder who sells Common Shares during the Due Bill Period to deliver the Distribution payable on such Common Shares to the buyer. Due bill obligations are settled customarily between the brokers representing the buyers and sellers of the Common Shares. The Company has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of the Common Shares should consult their broker before trading to be sure they understand the effect of Nasdaq’s due bill procedures.

About ESSA Pharma Inc.

ESSA is a pharmaceutical company that was previously focused on developing novel and proprietary therapies for the treatment of patients with prostate cancer. For more information, please visit www.essapharma.com.

Forward Looking Statement

This communication, and any related oral statements, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements that relate to future events and often address expected future business and financial performance, containing words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, and “intend”, statements that an action or event “may”, “might”, “could”, “should”, or “will” be taken or occur, or other similar expressions and include, but are not limited to, statements regarding the proposed timing and completion of the Transaction, the amounts payable under the Transaction; the timing and receipt of securityholder, regulatory and court approvals of the Transaction; the satisfaction of the conditions to the completion of the Transaction and other statements that are not statements of historical facts.

In this communication, these forward-looking statements are based on ESSA’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ESSA, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of ESSA to control or predict, and which may cause ESSA’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Transaction and the anticipated benefits thereof. Such statements reflect ESSA’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by ESSA as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. In making forward-looking statements, ESSA may make various material assumptions, including but not limited to (i) the completion of the Distribution and the Transaction on anticipated terms and timing, including obtaining required securityholder, regulatory and court approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the potential for the date of the Special Meeting to change; (iii) potential litigation relating to the Transaction that could be instituted by or against ESSA, Xeno, XOMA Royalty Corporation or their respective directors or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm ESSA’s business, including current plans and operations; (v) the ability of ESSA to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting ESSA’s business; (ix) the accuracy of ESSA’s financial projections; (x) general business, market and economic conditions; (xi) certain restrictions during the pendency of the Transaction that may impact ESSA’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as ESSA’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) competitive responses to the Transaction; (xvi) the risks and uncertainties pertaining to ESSA’s business, including those set forth in ESSA’s Annual Report on Form 10-K dated December 17, 2024, under the heading “Risk Factors”, a copy of which is available on ESSA’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on ESSA’s EDGAR and SEDAR+ profiles; and (xvii) the risks and uncertainties that are described in the definitive proxy statement and management information circular for the Company’s securityholders filed with the U.S. Securities and Exchange Commission on August 11, 2025 (the “SEC,” and such statement, the “Proxy Statement”) available from the sources indicated above.

These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on ESSA’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and ESSA undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.

Important Additional Information and Where to Find It

In connection with the proposed Transaction between ESSA, Xeno and XOMA Royalty Corporation, ESSA has filed with the SEC the definitive Proxy Statement on August 11, 2025 and the Proxy Statement was first sent or provided to ESSA securityholders on August 11, 2025. ESSA may also file other documents with the SEC regarding the proposed Transaction. This document is not a substitute for the Proxy Statement or any other document which ESSA may file with the SEC or send or provide to ESSA securityholders in connection with the Transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by ESSA (when they become available) through the website maintained by the SEC at www.sec.gov, on SEDAR+ at www.sedarplus.ca, or at ESSA’s website at www.essapharma.com.

Participants in the Solicitation

ESSA and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from ESSA’s shareholders in connection with the proposed Transaction. Additional information regarding such participants, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “THE ARRANGEMENT – Interests of the Company’s Directors and Executive Officers in the Arrangement”, “IMPORTANT INFORMATION ABOUT THE COMPANY – Security Ownership” and “INTERESTS OF THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IN THE ARRANGEMENT” contained in the Proxy Statement. Information relating to the foregoing can also be found in ESSA’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on January 22, 2025. To the extent holdings of securities by potential participants changed since the applicable “as of” date disclosed in the Proxy Statement, such information has been or will be reflected on ESSA’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

ESSA Contact Information:

David Wood

Chief Financial Officer, ESSA Pharma Inc.

T: 778-331-0962

E: dwood@essapharma.com

or

Nick Lamplough / Dan Moore

ESSA-CS@collectedstrategies.com